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                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549


                                       FORM 8-K


                                    CURRENT REPORT


PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report:  March 24, 1997


                                  UNIONBANCORP, INC.


DELAWARE                    0-28846                     36-3145350
(State of Incorporation)    (Commission File Number)    (IRS Employee
                                                       Identification No.)


                               122 West Madison Street
                                Ottawa, Illinois 61350
                                    (815) 433-7030

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March 24, 1997



ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT


On March 20, 1997, the Registrant dismissed the firm of McGladrey & Pullen, LLP (M&P) as independent certified public accountants of the Registrant.

The change in independent certified accountants was approved by the Board of Directors.

M&P performed audits of the financial statements for the two years ended December 31, 1996 and 1995. Their reports did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the two years ended December 31, 1996, and from December 31, 1996 through the effective date of the M&P termination, there have been no disagreements between the Registrant and M&P on any matter of accounting principles or practice, financial statement disclosure, or auditing scope of procedure, which disagreements would have caused M&P to make reference to the subject matter of such disagreements in connection with its report.

During the two years ended December 31, 1996, and from December 31, 1996 until the effective date of the dismissal of M&P, M&P did not advise the Registrant of any of the following matters:

1. That the internal controls necessary for the Registrant to develop reliable financial statements did not exist;

2. That the information had come to M&P's attention that had led it to no longer be able to rely on management's representations, or that had made it unwilling to be associated with the financial statements prepared by management;

3. That there was a need to expand significantly the scope of the audit of the Registrant, or that information had come to M&P's attention that if further investigated: (i) may materially impact the fairness or reliability of either a previously-issued audit report or underlying financial statements or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered

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    by an audit report (including information that may prevent it from rendering an unqualified audit report on those financial statements) or
    (ii) may cause it be unwilling to rely on management's representation or be associated with the Registrant's financial statements and that, due to its dismissal, M&P did not so expand the scope of its audit or conduct such further investigation;

4. That the information had come to M&P's attention that it had concluded materially impacted the fairness or reliability of either: (i) a previously-issued audit or the underlying financial statements or (ii) the financial statements issued or to be issued covering the fiscal period subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to the accountants' satisfaction, would prevent it from rendering an unqualified audit report on those financial statements), or that, due to its dismissal, there were no such unresolved issues as of the date of its dismissal.

McGladrey and Pullen has furnished a letter to the SEC dated March 24, 1997, stating that it agrees with the above statements and is attached hereto as
Exhibit 1.

On March 20, 1997, the Registrant engaged the firm of Crowe, Chizek and Company LLP as independent certified accountants for the Registrant.

During the two years ended December 31, 1996, and from December 31, 1996 through the engagement of Crowe, Chizek and Company LLP as the Registrant's independent accountant, neither the Registrant nor anyone on its behalf had consulted Crowe, Chizek and Company LLP with respect to any accounting or auditing issues involving the Registrant. In particular, there were no discussions with the Registrant regarding the application of accounting principles to a specified transaction, the type of audit that might be rendered on the financial statements, or any related item.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

    (a)  Exhibits

         1.   Letter of M&P dated March 24, 1997

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                                      SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



Date:  March 24, 1997                       UNIONBANCORP, INC.




                                            By: /s/R. Scott Grigsby
                                               --------------------------------
                                            Mr. R. Scott Grigsby
                                            Chairman, President & CEO